EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Laurence M. Downes, hereby certifies as follows:

(a)	I am the Chief Executive Officer of New Jersey Resources Corporation (the “Company”);

(b)
To the best of my knowledge, the Company’s Quarterly Report on Form 10-Q/A for the period ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)
To the best of my knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 24, 2009	By:	/s/ Laurence M. Downes
Laurence M. Downes Chairman, President and Chief Executive Officer